UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

FARMER BROS. CO.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14501 N Fwy Fort Worth, Texas 76177
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 549-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

Demand Letters and Actions Relating to the Merger

As previously disclosed, on March 3, 2026, Farmer Bros. Co. (the “Company”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Royal Cup, Inc., a Delaware corporation (“Parent”), and BP I Brew Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”) in accordance with the Delaware General Corporation Law (as amended, the “DGCL”).

On March 17, 2026, the Company filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). On March 27, 2026, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) with the SEC in connection with the special meeting of the Company’s stockholders to be held at 11:00 a.m. Central Time on Friday, May 1, 2026, which will be held in a virtual format only, accessible via live webcast at www.virtualshareholdermeeting.com/FARM2026SM (the “Special Meeting”).

Following announcement of the Merger, as of the date of this Current Report on Form 8-K, the Company has received fourteen demand letters from purported stockholders (collectively, the “Demand Letters”), and the Company and its Board of Directors (the “Board”) and certain officers have been named as defendants in three complaints filed by purported stockholders (the “Actions”). The Demand Letters and Actions generally allege that the disclosures contained in the Preliminary Proxy Statement and/or the Definitive Proxy Statement are insufficient and misrepresent allegedly material information and seek additional disclosures. The Actions seek, among other things, injunctive relief as well as damages, fees and costs in unspecified amounts. No assurances can be made as to the outcome of the Demand Letters or Actions. It is possible that similar demand letters or complaints may be received, filed or amended. Absent new or significantly different allegations, the Company does not intend to announce the receipt or filing of any additional demand letter or complaint (or any amended complaint).

The Company and the members of the Company’s Board believe that the Demand Letters and the Actions are without merit, that each of the Preliminary Proxy Statement and the Definitive Proxy Statement fully complies with the Securities Exchange Act of 1934, as amended, and all other applicable law, that it and all members of the Board and management complied with their duties to the Company’s shareholders, and that no further disclosure is required. However, solely in order to mitigate any risk of the Demand Letters or the Actions delaying or otherwise adversely affecting the consummation of the Merger and to minimize any costs, risks, and uncertainties inherent in any potential litigation related thereto, and without admitting any liability or wrongdoing, the Company is voluntarily supplementing the Definitive Proxy Statement, as described in this Current Report on Form 8-K (the “Supplemental Disclosures”), in order to moot the allegations in the Demand Letters and Actions. Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality of any such disclosures under applicable laws.

The decision to make the Supplemental Disclosures will not change the consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the Special Meeting. The Board continues to recommend that you vote “FOR” each of the proposals to be voted on at the Special Meeting described in the Definitive Proxy Statement, including the proposal to adopt the Merger Agreement.

To the extent that information in the Supplemental Disclosures differs from or updates information contained in the Definitive Proxy Statement, the information in the Supplemental Disclosures shall supersede or supplement such information in the Definitive Proxy Statement.

Supplement to Definitive Proxy Statement

The Company has determined to voluntarily make these supplemental disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. All page references are to the Definitive Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is indicated in bold, underlined text (e.g., bold, underlined text) and removed language within the restated language from the Definitive Proxy Statement is indicated in strikethrough text (e.g., ~~strikethrough text~~), as applicable. The information contained herein speaks only as of April 21, 2026 unless the information indicates another date applies.

1. The following disclosure replaces the third bullet point in the second full paragraph on page 44 of the Definitive Proxy Statement under the heading “The Merger—Opinion of Our Financial Advisor”:

Reviewed and analyzed certain information, including financial statements and financial forecasts, relating to the business, earnings, cash flow, assets, liabilities, projected operations and prospects of the company, that were publicly available as well as those that were furnished to it by the company~~;~~. The company’s management did not prepare cash flow projections and North Point did not review or rely on cash flow projections in connection with its fairness opinion;

2. The following disclosure replaces in its entirety the table beginning on page 50 of the Definitive Proxy Statement under the heading “The Merger—Opinion of Our Financial Advisor—Comparable Precedent Transactions Analysis”:

Effective	Target	Acquiror	Implied Enterprise Value	LTM EBIDTA	Ent. Value/ LTM EBITDA
Coffee Distribution
Aug-25	JDE Peet's N.V. (ENXTAM:JDEP)	Keurig Dr Pepper (NasdaqGS:KDP)	$22,872	$1,382	16.6	x
Apr-22	Riverview Acquisition Corp (NasdaqGS:RVAC)	Westrock Coffee Company	$1,086	$75	14.5	x
Jan-20	Primo Water (NasdaqGS:PRMW)	Cott Corporation (TSX:BCB)	$773	$50	15.6	x
Aug-16	S&D Coffee	Cott Corporation (TSX:BCB)	$355	$50	7.0	x
Sep-10	LJVH Holdings (Van Houtte)	Green Mountain Coffee Roasters (NasdaqGS:GMCR)	$890	$79	11.3	x
Nov-09	Timothy's Coffees of the World	Green Mountain Coffee Roasters (NasdaqGS:GMCR)	$157	$11	14.6	x
May-07	Van Houtte (TSX:VH)	Littlejohn Fund III; Fonds de solidarité	$538	$66	8.1	x
Broader Coffee
Jun-24	Britvic plc (LSE:BVIC)	Carlsberg UK Holdings	$5,023	$384	13.1	x
Aug-18	Costa Limited	The Coca-Cola Company (NYSE:KO)	$5,062	$309	16.4	x
Dec-12	Caribou Coffee Company	BDT Capital Partners; JAB Beech	$310	$27	11.3	x
Nov-12	Teavana Holdings (NYSE:TEA)	Starbucks Corporation (NasdaqGS:SBUX)	$632	$35	17.9	x
Jul-12	Peet's Coffee & Tea (NasdaqGS:PEET)	JAB Holdings; BDT Capital Partners	$971	$44	22.1	x
Broader DSD
Aug-24	Cheney Bros.	Performance Food Group	$2,095	$212	9.9	x
Jan-21	C.J. Vitner Company (Certain Assets)	Utz Quality Foods	$25	$4	5.9	x
Jul-19	Reinhart FoodService	Performance Food Group	$2,000	$247	8.1	x
Jul-18	Services Group of America (Certain Assets)	US Foods (NYSE:USFD)	$1,800	$209	8.6	x
Jun-18	Pinnacle Foods	Conagra Brands (NYSE:CAG)	$10,904	$660	16.5	x

Overall Median	13.1x
Overall Mean	12.8x

Source CapIQ, Press Releases, SEC filings.

3. The following disclosure replaces the third full paragraph on page 5 of the Definitive Proxy Statement under the heading “Proxy Statement Summary—Opinion of Our Financial Advisor”:

Pursuant to an engagement letter between us and North Point, we have agreed to pay North Point for its financial advisory services in connection with the merger an aggregate fee based upon a percentage of the transaction value of the merger, which is estimated to be approximately $1.625 million, of which $250,000 became payable on March 3, 2026~~. The remainder of this fee is payable to North Point contingent upon the closing of the merger~~, and the remaining approximately $1.375 million of such fee is payable to North Point contingent upon the closing of the merger. In addition, we have also agreed to reimburse North Point for expenses, including fees and expenses of counsel, incurred in connection with North Point’s engagement, with such reimbursable expenses not to exceed an estimated $32,703 without our prior consent, and to indemnify North Point and related parties against liabilities arising out of or in connection with its engagement.

4. The following disclosure replaces the third full paragraph on page 54 of the Definitive Proxy Statement under the heading “The Merger—Opinion of Our Financial Advisor—Miscellaneous”:

Please be advised that during the two years preceding the date of its opinion, neither North Point nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the company ~~or~~, Parent or Braemont. In the ordinary course of its business, North Point may, in the future, provide investment banking and financial advisory services to the surviving corporation or the Parent or entities that are affiliated with the Parent or the surviving corporation for which North Point would expect to receive compensation.

5. The following disclosure replaces the sixth full paragraph on page 26 of the Definitive Proxy Statement under the heading “The Merger—Background of the Merger”:

Between March 18, 2025 and September 9, 2025, North Point, on behalf of the company, conducted a broad outreach to potential acquirers designed to maximize the competitive dynamics of the process and identify both strategic and financial alternatives. In total, the company (through North Point) contacted or entertained interest from 50 parties (31 potential strategic buyers and 19 financial buyers). Out of these, 29 parties — including Royal Cup, Braemont and three other parties referred to as “Party A” (a financial buyer), “Party B” (a strategic buyer) and “Party C” (a financial buyer) — signed customary confidentiality agreements with the company in order to participate in the process. While the company’s standard form confidentiality agreement contained a two-year standstill provision prohibiting the counterparty from acquiring or proposing to acquire the company without board approval, Royal Cup’s confidentiality agreement had a one-year standstill and permitted Royal Cup to acquire up to 2% of the company’s outstanding common stock so long as Royal Cup’s total beneficial ownership remained below 5%, consistent with the prior confidentiality agreement between the company and Royal Cup, and two other counterparties were granted one-year and eighteen-month standstills, respectively. The form confidentiality agreement also contained a “don’t ask, don’t waive” provision that prohibited each counterparty from requesting the company to amend or waive any provision of the standstill. Notwithstanding the standstill restrictions, the form confidentiality agreement permitted each counterparty to make a confidential proposal directly to the company’s board of directors in a manner that would not reasonably be expected to require the company to make a public announcement. The standstill provisions fall away upon the earlier of (i) consummation of a strategic alternative or (ii) the second anniversary of the date of the confidentiality agreement. During this phase, the company provided limited non-public information about its business to the 29 parties that signed confidentiality agreements, and conducted 23 preliminary management discussions or diligence calls with those parties.

6. The following disclosure replaces in its entirety the disclosure beginning on page 57 of the Definitive Proxy Statement under the heading “The Merger—Interests of Our Directors and Executive Officers in the Merger—Employment or Other Agreements with Royal Cup”:

As of the date of this proxy statement, no executive officer of the company has (i) entered into an agreement with Braemont, Royal Cup or Merger Sub or any of their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or any of its affiliates or (ii) discussed, communicated or negotiated with Braemont, Royal Cup or Merger Sub regarding post-closing compensation. Prior to or following the closing of the merger, however, these executive officers may discuss or enter into new employment or equity agreements with Royal Cup, Merger Sub, and/or any of their respective affiliates.

7. The following disclosure replaces the fourth full paragraph on page 25 of the Definitive Proxy Statement under the heading “The Merger—Background of the Merger”:

On February 5, 2025, the board of directors held a regularly scheduled meeting at which it reviewed, among other things, the challenging economic environment facing the company, the company’s historical stock price performance, and the company’s anticipated future prospects as a standalone business. In light of these factors, the board decided to formally evaluate strategic alternatives available to the company to maximize stockholder value. To that end, the board approved the formation of a strategy committee of the board of directors (the “Strategy Committee”) consisting of Mr. Radoff, Mr. Pace and Shaun Mara to assist the board in reviewing and assessing the range of potentially available strategic alternatives. The Strategy Committee was not formed in response to any actual or potential conflict of interest, but rather to facilitate a more efficient review process given the scope and complexity of evaluating strategic alternatives. The Strategy Committee’s role was advisory in nature; it was charged with directing and monitoring the progress of the strategic review process, with the full Board retaining ultimate responsibility for evaluating and approving any transaction. The Strategy Committee did not have independent authority to veto a transaction or to bind the Company to any strategic alternative without full Board approval. The members of the Strategy Committee did not receive any additional compensation for their service on the Strategy Committee beyond their standard director compensation. The Strategy Committee has not been formally disbanded. Following the meeting, the chairman of the board of directors contacted several financial advisors and based on North Point’s qualifications and industry experience requested they present to the board of directors.

8. The following disclosure replaces the sixth paragraph beginning on page 31 of the Definitive Proxy Statement under the heading “The Merger—Background of the Merger”:

The due diligence review also encompassed the company’s information technology and cybersecurity systems; sales and marketing (including an evaluation of trends identified in the quality-of-earnings analysis) and tax matters; operational matters such as the company’s procurement processes and its maintenance, repair and overhaul programs for equipment and facilities; the status and plans for the company’s fleet and equipment (including refurbishment programs and capital expenditure requirements); and the company’s logistics and freight operations. Representatives of Braemont’s deal team and its consultants (including its independent quality-of-earnings advisors) participated in many of these meetings alongside the company’s representatives. The company engaged A&M on April 3, 2025 to conduct a quality of earnings analysis, which was completed in July 2025. A separate group at A&M was also engaged by Braemont to perform a synergy analysis in connection with Braemont’s evaluation of the transaction, which Braemont disclosed in its initial indication of interest in October 2025. ~~At that point~~ During the diligence sessions with the company and Braemont and its affiliates (including Royal Cup) in December 2025 and January 2026, A&M’s prior quality-of-earnings engagement for the company was complete and, other than participation in one diligence session with Party A in November 2025, A&M had not provided any advisory services since completion of the quality of earnings analysis in July 2025 and was no longer providing any ongoing advisory services to the company. Additionally, A&M’s advisory work for Braemont was different in scope from the services A&M had previously provided to the company, was performed by a separate A&M group within A&M and a different team than the A&M team that completed the quality of earnings for the company as neither A&M group works on the same types of these engagements. Based on these circumstances, the company’s management determined that A&M’s subsequent engagement by Braemont did not present a conflict of interest requiring further action.

9. The following disclosure replaces the second full paragraph on page 97 of the Definitive Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management”:

Unless otherwise noted below, the address of the persons and entities listed in the tables is c/o Farmer Bros. Co., 14501 N Fwy, Fort Worth, Texas, 76177. We have determined beneficial ownership in accordance with the rules of the SEC. In accordance with the rules of the SEC, beneficial ownership does not include shares of common stock subject to options or restricted stock units unless a person has a right to acquire or receive such shares within 60 days of March 19, 2026. As a result, unvested restricted stock units that do not vest within 60 days of March 19, 2026 are not beneficially owned for purposes of the below tables under the rules of the SEC. In accordance with the rules of the SEC, the company reports unvested restricted stock units as beneficially owned in Table I of Form 4s filed pursuant to Section 16 of the Exchange Act, which may result in persons and entities named in the tables below having beneficial ownership in such reports that includes unvested restricted stock awards that are not included as beneficially owned in the below tables under SEC rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned, subject to applicable community property laws.

10. The following disclosure replaces in its entirety the disclosure on page 61 of the Definitive Proxy Statement under the heading “The Merger—Interests of Our Directors and Executive Officers in the Merger—Change in Control and Severance Benefits—Change in Control Bonuses”:

Farmer Bros. is party to a Bonus Opportunities Letter Agreement with each named executive officer that was originally entered into on August 12, 2025 and subsequently amended on December 8, 2025 and February 16, 2026 (collectively, the “transaction bonus agreements”). The transaction bonus agreements provide for the following bonuses and PBRSU awards:

•	The named executive officers received a one-time lump sum cash bonus payment equal to $100,000 for Mr. Vitemb, $175,000 for Mr. Fisher, and $200,000 for Mr. Moore, which was paid on the first payroll date following January 1, 2026;

•	In the event that Farmer Bros. closes a ~~change in control~~ transaction that constitutes a “change of control” as defined in the company’s Amended and Restated 2017 Long-Term Incentive Plan (the “performance target”) after January 1, 2026 and on or before June 29, 2026, the named executive officers are eligible to receive an additional lump sum cash bonus payment equal to $100,000 for Mr. Vitemb, $175,000 for Mr. Fisher, and $200,000 for Mr. Moore that is payable at the closing; and

•	If the performance target is not met by June 29, 2026, then the named executive officers are eligible to receive an award of PBRSUs with an aggregate value equal to $37,500 for Mr. Vitemb, $75,000 for Mr. Fisher, and $300,000 for Mr. Moore, which will be granted on June 30, 2026 with terms to be determined by the compensation committee of the board of directors in accordance with the company’s Amended and Restated 2017 Long-Term Incentive Plan.

All bonus opportunities under the transaction bonus agreements are contingent on the applicable named executive officer’s continued employment through the date that the performance target is achieved or June 30, 2026, as applicable.

11. The following disclosure replaces the third full paragraph on page 26 the Definitive Proxy Statement under the heading “The Merger—Background of the Merger”:

~~In late~~On October 30, 2022, the company entered into a cooperation agreement with JCP Investment Management, LLC, 22NW Fund, LP and certain of their affiliates. Pursuant to that agreement, among other things, the company agreed to form a new committee of the board of directors (the “Special Committee”) consisting of newly appointed directors Brad Radoff and David Pace, tasked with assisting the board in reviewing strategic alternatives and capital allocation initiatives. The agreement terminated on September 14, 2023. On November 7, 2023, the company entered into an additional cooperation agreement with JCP Investment Management, LLC and 22NW, LP, which terminated on March 6, 2024. On August 14, 2024, the company entered into an additional cooperation agreement with 22NW, LP, which terminated on August 5, 2025. Each cooperation agreement is filed as an exhibit to and further described in the company’s filings with the SEC.

Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders a definitive proxy statement and will file certain other documents regarding the Merger with the SEC. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT HAS BEEN FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders of the Company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available to stockholders of the Company free of charge on the Company’s website at https://www.farmerbros.com or by written request to our Corporate Secretary at 14501 N Fwy, Fort Worth, Texas 76177, Attn: Corporate Secretary.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on September 11, 2025, its Amendment No. 1 to Annual Report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on October 24, 2025, and in other documents filed with the SEC by the Company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the Merger, including the ability to complete, and the timing of completion of, the transactions contemplated by the Merger Agreement, including stockholder approval, the merits of the Demand Letters received by the Company and the Actions filed against the Company and its directors and the ability of the Company to eliminate or limit the costs, risks, and uncertainties of litigation and to avoid potential delays or adverse effects to the Merger, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “expects,” “intends,” “future,” “may,” “will,” “should,” “could,” “would,” “potential,” “continues,” “likely,” “approximately,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the Company related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the Company will be made; (4) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a Termination Fee; (6) the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) the Company’s sales; (8) changes in operating costs, such as production, transportation and labor; (9) the Company’s ability to leverage its existing management and infrastructure; (10) changes in general and administrative expenses, capital expenditures, effective tax rate, impairment and other costs; (11) general economic conditions and (12) conditions beyond the Company’s control such as timing of government policies, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended June 30, 2025, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Name: Jared Vitemb
Title: Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: April 21, 2026